American Bank Holding Corporation the Bank Holding Company for: Announces the acquisition of July 18, 2025 Exhibit 99.1

Cautionary Note on Forward Looking Statements This presentation contains statements regarding the proposed transaction between Prosperity and American; future financial and operating results; benefits and synergies of the transaction; future opportunities for Prosperity; the issuance of common stock of Prosperity contemplated by the Agreement and Plan of Merger by and between Prosperity and American (the “Merger Agreement”); the expected filing by Prosperity with the Securities and Exchange Commission (the “SEC”) of a registration statement on Form S-4 (the “Registration Statement”) and a prospectus of Prosperity and a proxy statement of American to be included therein (the “Proxy Statement/Prospectus”); the expected timing of the closing of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions and any other statements about future expectations that constitute forward-looking statements within the meaning of the federal securities laws, including the meaning of the Private Securities Litigation Reform Act of 1995, as amended, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. From time to time, oral or written forward-looking statements may also be included in other information released to the public. Such forward-looking statements are typically, but not exclusively, identified by the use in the statements of words or phrases such as “aim,” “anticipate,” “believe,” “estimate,” “expect,” “goal,” “guidance,” “intend,” “is anticipated,” “is expected,” “is intended,” “objective,” “plan,” “projected,” “projection,” “will affect,” “will be,” “will continue,” “will decrease,” “will grow,” “will impact,” “will increase,” “will incur,” “will reduce,” “will remain,” “will result,” “would be,” variations of such words or phrases (including where the word “could,” “may,” or “would” is used rather than the word “will” in a phrase) and similar words and phrases indicating that the statement addresses some future result, occurrence, plan or objective. Forward-looking statements include all statements other than statements of historical fact, including forecasts or trends, and are based on current expectations, assumptions, estimates, and projections about Prosperity and its subsidiaries or related to the proposed transaction and are subject to significant risks and uncertainties that could cause actual results to differ materially from the results expressed in such statements. These forward-looking statements may include information about Prosperity’s possible or assumed future economic performance or future results of operations, including future revenues, income, expenses, provision for loan losses, provision for taxes, effective tax rate, earnings per share and cash flows and Prosperity’s future capital expenditures and dividends, future financial condition and changes therein, including changes in Prosperity’s loan portfolio and allowance for loan losses, future capital structure or changes therein, as well as the plans and objectives of management for Prosperity’s future operations, future or proposed acquisitions, the future or expected effect of acquisitions on Prosperity’s operations, results of operations, financial condition, and future economic performance, statements about the anticipated benefits of each of the proposed transactions, and statements about the assumptions underlying any such statement. These forward looking statements are not guarantees of future performance and are based on expectations and assumptions Prosperity currently believes to be valid. Because forward-looking statements relate to future results and occurrences, many of which are outside of Prosperity’s control, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Many possible events or factors could adversely affect the future financial results and performance of Prosperity, American or the combined company and could cause those results or performance to differ materially from those expressed in or implied by the forward-looking statements. Such risks and uncertainties include, among others: (1) the risk that the cost savings and synergies from the transaction may not be fully realized or may take longer than anticipated to be realized, (2) disruption to Prosperity’s business and to American’s business as a result of the announcement and pendency of the transaction, (3) the risk that the integration of American’s business and operations into Prosperity, will be materially delayed or will be more costly or difficult than expected, or that Prosperity is otherwise unable to successfully integrate American’s business into its own, including as a result of unexpected factors or events, (4) the failure to obtain the necessary approval by the shareholders of American, (5) the ability by each of Prosperity and American to obtain required governmental approvals of the transaction on the timeline expected, or at all, and the risk that such approvals may result in the imposition of conditions that could adversely affect Prosperity after the closing of the transaction or adversely affect the expected benefits of the transaction, (6) reputational risk and the reaction of each company’s customers, suppliers, employees or other business partners to the transaction, (7) the failure of the closing conditions in the Merger Agreement to be satisfied, or any unexpected delay in closing the transaction or the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (8) the dilution caused by the issuance of additional shares of Prosperity’s common stock in the transaction, (9) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (10) the outcome of any legal or regulatory proceedings that may be currently pending or later instituted against Prosperity before or after the transaction, or against American, (11) diversion of management’s attention from ongoing business operations and (12) general competitive, economic, political and market conditions and other factors that may affect future results of Prosperity and American. Prosperity disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. These and various other factors are discussed in Prosperity’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, in each case filed with the SEC, and other reports and statements Prosperity has filed with the SEC. Copies of the SEC filings for Prosperity may be downloaded from the Internet at no charge from http://www.prosperitybankusa.com.

American Bank Holding Corporation 18 full-service branches and two LPOs across five different markets located throughout South and Central Texas Experienced wealth management and treasury management teams will complement Prosperity’s existing footprint and add valuable resources in the Corpus Christi and San Antonio regions Well established wealth management business with over $550 million in assets under management Highly experienced management team and board with deep local knowledge and strong client relationships Company History 1970 American Bank established in Corpus Christi 2000 Opened Westlake location in Austin 2003 Expanded into Rockport 2007 Expanded into Victoria and Goliad 2016 New Chairman (Ben Wallace) and Executive Management (Stephen Raffaele) 2018 Expanded into Houston and San Antonio 2021 Closed acquisition of ACG Equipment Finance $1.8 Billion Gross Loans $2.3 Billion Deposits 0.21% NPAs / Assets 27.1% NIB Dep. / Deposits 5.76% TCE / TA(1) 3.89% NIM 68.2% Efficiency Ratio 0.88% Core ROAA(2) Note: Financial data are bank-level regulatory Source: S&P Capital IQ Pro and company materials (1) TCE / TA is shown for the consolidated entity (2) Core ROAA is shown on after-tax basis, assuming a 21.0% tax rate Q1 2025 Financial Highlights 2022 Closed acquisition of TexStar National Bank in San Antonio $2.5 Billion Total Assets

Core deposit franchise established over 50 years ago Bolsters our presence in the Corpus Christi area Significantly expands our San Antonio metro footprint with 7 additional branches Pro Forma Franchise Overview Note: Data as of March 31, 2025; Data for American Bank, N.A. shown on a bank-level basis; Pro forma data excludes the impact of purchase accounting Source: S&P Capital IQ Pro, Regulatory filings, Company Documents American Bank (18) Prosperity Bank Branch (283) American Bank LPO (2) Pro Forma Branch Footprint Overview & Strategic Rationale

Bolstering Our Central & South Texas Franchise Corpus Christi $9.9 Billion Total Deposits ~550K Population Corpus Christi is the eighth largest metro area in Texas Economy is influenced by its strategic location, on the Gulf of America, and its major deep-water port Key industries include: shipping & logistics, energy, manufacturing, and tourism Deposits Share Rank(1) 3 1 $2.4B 24.3% PB Pro Forma San Antonio $179 Billion Total Deposits ~2.7M Population San Antonio is the third largest metro area in Texas The city has a growing and diverse business community, with key concentrations in healthcare, government & military, and trade & transportation San Antonio is home to the Alamo, the River Walk, Six Flags, and SeaWorld, which contribute to the city’s tourism industry Deposits Share Rank(1) 10 6 $1.0B 0.6% PB Pro Forma Victoria $6.0 Billion Total Deposits ~174K Population Victoria is located in between Houston, San Antonio, and Corpus Christi Diverse economy, anchored by sectors such as trade, transportation, utilities, education, farming, and health services Deposits Share Rank(1) 1 1 $1.8B 30.7% PB Pro Forma Austin $67.3 Billion Total Deposits ~2.5M Population Austin is Texas’ state capital High-growth market, with significant tech presence Large footprints from key players in the technology space, including: Tesla, Dell, Meta, Alphabet, and Apple Home to the University of Texas, with a student population of over 50 thousand Deposits Share Rank(1) 5 4 $1.4B 2.2% PB Pro Forma Note: Deposit information represented by FDIC data as of June 30, 2024 Note: Data shown and market share for each respective market as defined by the Federal Reserve, excluding credit unions Source: S&P Capital IQ Pro, Regulatory filings, Texas Economic Development Corporation, The University of Texas at Austin (1) Rank includes Texas headquartered commercial banks; Deposits as of June 30, 2024

Pro Forma Loans & Deposits Source: Public filings and internal documents; Bank-level regulatory data shown for American Bank, N.A.; Financials as of March 31, 2025 Note: Pro forma financials do not includes the impacts of purchase accounting Pro Forma Commercial RE Construction Commercial & Industrial Mortgage Warehouse Key: Loan Portfolio ($ in Billions) 1-4 Family Consumer & Other Ag (Inc. Farm) Pro Forma Noninterest Bearing Deposits Interest Bearing Checking Money Market & Savings CDs Key: Total Loans: $1.8bn Yield: 6.43% Total Loans: $22.0bn Yield: 5.92% Total Loans: $23.8bn Yield: 5.97% Total Deposits: $2.3bn Cost: 1.66% Loans / Deposits: 77.4% Total Deposits: $28.0bn Cost: 1.38% Loans / Deposits: 78.4% Total Deposits: $30.3bn Cost: 1.40% Loans / Deposits: 78.2% Deposit Portfolio ($ in Billions)

Deal Overview Based on PB’s trading price of $72.40 as of July 16,2025 ABHC tangible common equity is adjusted by $10.7 million for a C-Corp equivalent deferred tax asset on unrealized AFS securities losses ABHC earnings assumes a 21% tax effect due to its S-Corp status; excludes one-time transaction expenses Core deposits defined as total deposits, less time deposits over $250 thousand (1) (2) (3) (3) (3) (2) (4)

Financial Assumptions

28 27 25 24 23 22 21 18 17 16 15 14 13 19 8 6 5 4 3 Total Shareholder Return Note: Market data as of July 16, 2025 Source: S&P Capital IQ Pro, Bloomberg, Regulatory filings Total shareholder return driven by our organic growth and successful M&A strategy. Prosperity has completed 30 M&A transactions since 2000. +1,429% +353% +584% Prosperity (+1,429%) KBW Regional Bank Index (+353%) S&P 500 (+584%) 30 29 1 Commercial Bancshares, Inc. 11 Liberty Bank 21 The Bank Arlington 29 First Bancshares of Texas, Inc. 2 Texas Guaranty Bank, N.A. 12 Village Bank and Trust 22 American State Financial Corp. 30 Lone Star State Bancshares, Inc. 3 First State Bank 13 First Capital Bankers, Inc. 23 Community National Bank 4 Paradigm Bancorporation, Inc. 14 Grapeland Bancshares, Inc. 24 Coppermark Bancshares 5 Southwest Bank Holding Co. 15 SNB Bancshares, Inc. 25 First Victoria National Bank Corp. 6 First National Bank of Bay City 16 Texas United Bancshares, Inc. 26 F&M Bancorporation, Inc. 7 Abrams Centre Bancshares, Inc. 17 The Bank of Navasota 27 Tradition Bancshares, Inc. 8 Bank Dallas SSB 18 1st Choice Bancorp, Inc. 28 LegacyTexas Financial Group 9 Mainbancorp 19 Texas Bankers, Inc. 10 First State Bank of North Texas 20 East Texas Financial Services, Inc. 1 2 7 9 10 11 20 26 12

Prosperity is Doing Things Right Prosperity has been ranked as one of Forbes America’s Best Banks since the list’s inception in 2010, and was ranked in the Top 10 for 14 consecutive years Prosperity was named the “Best Overall Bank in Texas” by Money for 2024-2025 Prosperity was ranked among “America’s Best Regional Banks” by Newsweek in 2025 Source: www.Forbes.com, www.Money.com, www.Newsweek.com

During the last five years, Prosperity has constructed or remodeled at least 28 banking centers with environmentally friendly features such as… Prosperity is committed to fostering, cultivating and preserving a culture of engagement and belonging with its associates This commitment can be seen throughout Prosperity, from its associates to its community outreach efforts In 2024, our workforce was 50% minority and 75% female Energy efficient windows LED lighting Energy Star appliances Insulated HVAC ductwork Reflective colored roofing materials Focused on Sustainability & Social Responsibility Engagement & Belonging Donated more than $3.8 million to 3,600+ charitable community events and organizations across Texas and Oklahoma Prosperity was recognized for its partnership with local non-profits in applying for matched grant funding from the Federal Home Loan Bank of Dallas Made nearly $86.0 million in new Community Reinvestment Act investments and maintained over $370.7 million in such investments for the year Made over $509.0 million in Community Reinvestment Act (community development) loans in 2024 Supported housing efforts in low-income communities by providing 630+ home loans for a total for more than $167.3 million in loan funding through our Home Ownership Possibilities Program In 2024, Prosperity’s associates logged over 10,300+ hours of volunteer community service in collaboration with 624 community–based organizations In 2024, Prosperity’s associates volunteer efforts included serving in over 140+ leadership roles with community-based organizations, accumulating over 3,630+ in-service hours 11 Our 2024 recycling efforts… Saved 3,957,515 kilowatts of energy Saved 6,756,733 gallons of water Saved 57,915 pounds of pollutants from being emitted into the atmosphere Kept 3,185 cubic yards of waste from landfills Saved 16,409 trees Saved 8,687 barrels of oil Salvaged computers and hardware to avoid landfills Continuous insulation Minimum R38 roof insulations and R21 wall insulation Use of LEVEL-certified furnishings Electric heating and hot water Social Practices IN THE COMMUNITY Through community giving and sponsorships, in 2024 The Company:

Important Information Additional Information about the Transaction and Where to Find It Prosperity intends to file with the SEC a Registration Statement on Form S-4 to register the shares of Prosperity common stock to be issued to the shareholders of American in connection with the proposed transaction. The Registration Statement will include a Proxy Statement/Prospectus which will be sent to the shareholders of American in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY/STATEMENT PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY, WHEN THEY ARE AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PROSPERITY, AMERICAN AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov. You will also be able to obtain these documents, when they are filed, free of charge, from Prosperity at http://www.prosperitybankusa.com. Copies of the Proxy Statement/Prospectus can also be obtained, when it becomes available, free of charge, by directing a request by telephone or mail to Prosperity Bancshares, Inc., Prosperity Bank Plaza, 4295 San Felipe, Houston, Texas 77027 Attn: Investor Relations, (281) 269-7199 or to American Bank Holding Corporation, 800 North Shoreline Boulevard, Corpus Christi, Texas 78401, Attn: Stephen Raffaele, (512) 306-5550. No Offer or Solicitation This communication is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, or the solicitation of an offer to subscribe for, buy or sell, or an invitation to subscribe for, buy or sell any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, invitation, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law.

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